Exhibit 99.1

CALLON AND CARRIZO ANNOUNCE AMENDED MERGER AGREEMENT

REAFFIRM THE VALUE-CREATION OPPORTUNITY FOR SHAREHOLDERS OF BOTH COMPANIES

REITERATE STRATEGIC AND FINANCIAL BENEFITS OF THE COMBINED COMPANY INCLUDING SELF-FUNDED, SCALED DEVELOPMENT OF THE PERMIAN BASIN AT LOW COST OF SUPPLY

INTEND TO ADJOURN SPECIAL MEETINGS OF SHAREHOLDERS TO DECEMBER 20th

HOUSTON, November 14, 2019 – Callon Petroleum Company (NYSE: CPE) and Carrizo Oil & Gas, Inc. (NASDAQ: CRZO) today announced an amendment to the existing terms of their agreement for Callon to acquire Carrizo in an all-stock transaction.

Under the amended terms, Carrizo shareholders will receive 1.75 shares of Callon common stock for each share of Carrizo common stock they own. With the amended exchange ratio, Callon shareholders will own approximately 58% of the combined company and Carrizo shareholders will own approximately 42% on a fully diluted basis. Based on the closing prices of Callon and Carrizo common shares on the pre-announcement date of July 12, 2019, the amended exchange ratio represents a premium of 6.7% to Carrizo shareholders.

Joe Gatto, President and Chief Executive Officer of Callon, said, “Since announcing the transaction, we have had extensive and valued dialogue with our shareholders, who have expressed support for the industrial logic and strategic merits of this transaction. In recognition of evolving investor expectations for a successful combination in the current environment, we have agreed to revised terms with Carrizo that enable value-creation opportunities for both shareholder bases.”

Mr. Gatto continued, “Our strategy remains unaltered: we are creating a leading oil and gas company with a larger cash flow base to employ more efficient scaled development of our pro-forma Permian Basin position of over 100,000 net acres. With increased size and scale driving achievable synergies, the combined company will benefit from a leading cost of supply on an ‘all-in’ corporate basis and be well positioned to deliver durable free cash flow generation through commodity price volatility. The combination accelerates Callon’s stated strategy to increase returns, generate free cash flow, reduce leverage, and maintain a long-term focus while also enhancing optionality in the evolving industry landscape. We will continue to work closely with Carrizo to successfully complete the transaction and deliver to our shareholders the significant benefits we believe this combination provides.”

S.P. “Chip” Johnson, IV, President and Chief Executive Officer of Carrizo, commented, “We continue to be very excited to join forces with Callon and believe, in light of today’s market environment, the revised terms offer compelling near- and long-term value for Carrizo shareholders. We believe that a combination with Callon creates the most value for our shareholders. Under the revised terms of the merger, Carrizo shareholders will have meaningful participation in the upside of a strong company that reflects current investor priorities, and benefits from the enhanced operational efficiencies needed to be a low-cost producer in today’s dynamic pricing environment. We look forward to closing the transaction and realizing our potential as a combined company.”

Additional Details about the Transaction

The Boards of Directors of both Callon and Carrizo have unanimously reaffirmed their support for the transaction as modified by the amendment to the merger agreement. In addition, each of the Carrizo directors remains committed to vote his or her shares in favor of the transaction.

The amendment to the merger agreement adjusts the Carrizo termination fee to $20 million in certain circumstances, including some instances in which a competing transaction for Carrizo has been proposed. The amendment also eliminates Carrizo’s obligation to reimburse Callon’s expenses if Carrizo’s shareholders do not approve the transaction and increases the amount of Carrizo’s expenses that Callon would reimburse by $2.5 million if Callon’s shareholders do not approve the transaction.

Callon and Carrizo intend to file supplemental proxy materials with the Securities and Exchange Commission in the coming days. The companies continue to expect to close the transaction during the fourth quarter of 2019, subject to the approval of shareholders of both companies.

Callon Special Meeting of Shareholders

In addition to the amendment to the merger agreement, Callon announced that its Board of Directors has approved the following revisions to the proposals before the Special Meeting of Shareholders:

•

Lowered the authorized share request in the charter amendment proposal to 525 million shares from 750 million shares. With approval of this proposal, Callon will have the lowest ratio of authorized shares relative to outstanding shares among its peer group[1] upon the closing of the merger while maintaining appropriate flexibility in its capital structure.

•

To remove any potential for confusion or uncertainty with our shareholders, we have eliminated the double-trigger compensation that would be payable to Callon executive officers in the event of a merger-related termination of employment. As a result, the non-binding advisory vote on executive compensation will be removed from the proxy ballot for the Special Meeting of Shareholders.

Callon also announced its intention to convene and immediately adjourn the Special Meeting of Shareholders on November 14, 2019, to continue soliciting proxies from Callon shareholders. Callon intends to reconvene the Special Meeting on December 13, 2019, and readjourn until December 20, 2019, at 9:00 a.m. CT.

The Callon Board reiterates its belief that approving the Carrizo transaction is in the best interests of all Callon shareholders and urges all shareholders to vote FOR the proposals set forth in the proxy materials.

Carrizo Special Meeting of Shareholders

Carrizo announced that it will convene and immediately adjourn its Special Meeting of Shareholders on November 14, 2019, to allow Carrizo shareholders time to consider the revised terms of the merger and to allow Carrizo to solicit new proxies from Carrizo shareholders. Carrizo intends to reconvene its Special Meeting on December 20, 2019, at 9:00 a.m. CT.

[1]	Relative to the companies in Callon’s 2019 annual meeting proxy peer group.

The Carrizo Board recommends that Carrizo’s common shareholders vote FOR the merger agreement as well as all other proposals set forth in the proxy materials.

Callon Proxy Information

If you have any questions, need assistance in completing the proxy card, or need additional copies of the proxy materials, please call the firm assisting Callon with the solicitation of proxies:

INNISFREE M&A INCORPORATED

TOLL-FREE at +1 (888) 750-5834 (From the U.S. or Canada)

Carrizo Proxy Information

If you have any questions, need assistance in completing the proxy card, or need additional copies of the proxy materials, please call the firm assisting Carrizo with the solicitation of proxies:

MACKENZIE PARTNERS, INC.

TOLL-FREE at (800) 322-2885

About Callon

Callon is an independent energy company focused on the acquisition and development of unconventional onshore oil and natural gas reserves in the Permian Basin in West Texas. This news release is posted on Callon’s website at www.callon.com, and will be archived for subsequent review under the “News” link on the top of the homepage.

About Carrizo

Carrizo Oil & Gas, Inc. is a Houston-based energy company actively engaged in the exploration, development, and production of oil and gas from resource plays located in the United States. Our current operations are principally focused on proven, producing oil and gas plays in the Eagle Ford Shale in South Texas and the Permian Basin in West Texas.

No Offer or Solicitation

Communications herein do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Communications herein do not constitute a notice of redemption with respect to or an offer to purchase or sell (or the solicitation of an offer to purchase or sell) any preferred stock of Carrizo Oil & Gas, Inc.

Additional Information and Where to Find It

In connection with the proposed transaction, Callon has filed, and the Securities and Exchange Commission (the “SEC”) has declared effective, a registration statement on Form S-4 (the “Registration Statement”), which contains a joint proxy statement of Callon and Carrizo that also constitutes a prospectus of Callon. This communication is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Callon or Carrizo may file with the SEC and/or send to Callon’s shareholders and/or Carrizo’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CALLON AND CARRIZO ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CALLON AND CARRIZO WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CALLON, CARRIZO AND THE PROPOSED TRANSACTION.

Investors will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Callon and Carrizo with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Callon will be available free of charge from Callon’s website at www.callon.com under the “Investors” tab or by contacting Callon’s Investor Relations Department at (281) 589-5200 or IR@callon.com. Copies of documents filed with the SEC by Carrizo will be available free of charge from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab or by contacting Carrizo’s Investor Relations Department at (713) 328-1055 or IR@carrizo.com.

Participants in the Proxy Solicitation

Callon, Carrizo and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Callon’s shareholders and Carrizo’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of Callon is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 27, 2019. Information regarding the executive officers and directors of Carrizo is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 2, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this communication concerning the proposed transaction, including any statements regarding the expected timetable for reconvening shareholder meetings and completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Callon’s or Carrizo’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, failure to obtain the required votes of Callon’s shareholders or Carrizo’s shareholders to approve the transaction and related matters; whether any redemption of Carrizo’s preferred stock will be necessary or will occur prior to the closing of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the revised transaction or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Callon and Carrizo; the effects of the business combination of Callon and Carrizo, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; and the risks of oil and gas activities. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Callon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Reports on Form 10-Q for the quarter ended March 31, 2019, the quarter ended June 30, 2019, and the quarter ended September 30, 2019, each of which is on file with the SEC and available from Callon’s website at www.callon.com under the “Investors” tab, and in other documents Callon files with the SEC, and in Carrizo’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Reports on Form 10-Q for the quarter ended March 31, 2019, the quarter ended June 30, 2019, and the quarter ended September 30, 2019, each of which is on file with the SEC and available from Carrizo’s website at www.carrizo.com under the “Investor Relations” tab, and in other documents Carrizo files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Callon nor Carrizo assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Contact for Callon

Mark Brewer

Director of Investor Relations

or

Kate Schilling

Investor Relations

Callon Petroleum Company

ir@callon.com

(281) 589-5200

Contact for Carrizo

Jeffrey P. Hayden, CFA

Vice President - Financial Planning and Analysis

(713) 328-1044

or

Kim Pinyopusarerk

Manager - Investor Relations

(713) 358-6430